GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate.

2Q 1Q Total 4Q 3Q 2Q 1Q Total REVENUES: Premiums $237,386 $234,279 $471,665 $236,864 $243,063 $242,480 $252,542 $974,949 Net investment income 35,776 35,146 70,922 35,246 35,995 34,689 35,259 141,189 Net investment gains (losses) (381) (339) (720) 5 580 (1,753) (956) (2,124) Other income 760 502 1,262 727 671 705 1,738 3,841 Total revenues 273,541 269,588 543,129 272,842 280,309 276,121 288,583 1,117,855 LOSSES AND EXPENSES: Losses incurred (61,563) (10,446) (72,009) 5,972 34,124 30,003 55,374 125,473 Acquisition and operating expenses, net of deferrals 58,201 54,262 112,463 55,630 55,151 63,050 57,622 231,453 Amortization of deferred acquisition costs and intangibles 3,230 3,090 6,320 3,600 3,669 3,597 3,838 14,704 Interest expense 12,786 12,776 25,562 12,771 12,756 12,745 12,737 51,009 Total losses and expenses 12,654 59,682 72,336 77,973 105,700 109,395 129,571 422,639 INCOME BEFORE INCOME TAXES 260,887 209,906 470,793 194,869 174,609 166,726 159,012 695,216 Provision for income taxes 56,152 45,276 101,428 41,335 37,401 35,914 33,881 148,531 NET INCOME $204,735 $164,630 $369,365 $153,534 $137,208 $130,812 $125,131 $546,685 Net investment (gains) losses $381 $339 $720 ($5) ($580) $1,753 $956 $2,124 Costs associated with reorganization 104 222 326 89 339 2,316 0 2,744 Taxes on adjustments (102) (118) (220) (17) 50 (854) (201) (1,022) Adjusted Operating Income $205,118 $165,073 $370,191 $153,601 $137,017 $134,027 $125,886 $550,531 Loss ratio (1) (26)% (4)% (15)% 3% 14% 12% 22% 13% Expense ratio (2) 26% 24% 25% 25% 24% 27% 24% 25% Earnings Per Share Data: Net income per share Basic $1.26 $1.01 $2.27 $0.94 $0.84 $0.80 $0.77 $3.36 Diluted $1.25 $1.01 $2.26 $0.94 $0.84 $0.80 $0.77 $3.36 Adj operating income per share Basic $1.26 $1.01 $2.27 $0.94 $0.84 $0.82 $0.77 $3.38 Diluted $1.26 $1.01 $2.27 $0.94 $0.84 $0.82 $0.77 $3.38 Weighted-average common shares outstanding Basic 162,842 162,841 162,842 162,840 162,840 162,840 162,840 162,840 Diluted 163,225 163,054 163,140 162,985 162,852 162,840 162,840 162,879 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended June 30, 2022, March 31, 2022 and December 31, 2021, one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021. 2022 2021 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts)

June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Investments: Fixed maturity securities available-for-sale, at fair value $4,909,362 $5,093,084 $5,266,339 $5,376,067 $5,256,467 $5,106,128 Short term investments 0 0 0 12,500 12,499 12,500 Total investments 4,909,362 5,093,084 5,266,339 5,388,567 5,268,966 5,118,628 Cash and cash equivalents 583,947 440,160 425,828 451,582 435,323 431,335 Accrued investment income 33,103 32,565 31,061 31,372 30,843 28,821 Deferred acquisition costs 26,689 27,000 27,220 27,788 28,322 28,544 Premiums receivable 41,036 40,381 42,266 43,425 43,287 42,454 Deferred tax asset 98,695 56,060 0 0 0 0 Other assets 67,601 103,157 73,059 48,572 55,348 49,921 Total assets $5,760,433 $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Liabilities and Shareholder's Interest Liabilities: Loss reserves $558,894 $625,279 $641,325 $648,365 $624,256 $603,528 Unearned premiums 224,781 236,410 246,319 254,806 263,573 280,742 Other liabilities 154,656 141,125 130,604 129,464 119,289 121,609 Long-term borrowings 741,602 741,004 740,416 739,838 739,269 738,711 Deferred tax liability 0 0 1,586 17,452 25,851 19,787 Total liabilities 1,679,933 1,743,818 1,760,250 1,789,925 1,772,238 1,764,377 Equity: Common stock 1,628 1,628 1,628 1,628 1,628 1,628 Additional paid-in capital 2,377,042 2,374,568 2,371,861 2,369,822 2,369,601 2,368,782 Accumulated other comprehensive income (293,027) (140,690) 83,581 133,955 159,854 136,960 Retained earnings 1,994,857 1,813,083 1,648,453 1,695,976 1,558,768 1,427,956 Total equity $4,080,500 $4,048,589 $4,105,523 $4,201,381 $4,089,851 $3,935,326 Total liabilities and equity $5,760,433 $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Book value per share $25.06 $24.86 $25.21 $25.80 $25.12 $24.17 Book value per share excluding accumulated other comprehensive income $26.86 $25.73 $24.70 $24.98 $24.13 $23.33 U.S. GAAP ROE (1) 20.1% 16.2% 14.8% 13.2% 13.0% 12.8 % Net investment (gains) losses 0.0% 0.0% 0.0% (0.1)% 0.2% 0.1 % Costs associated with reorganization 0.0% 0.0% 0.0% 0.0% 0.2% 0.0 % Taxes on adjustments 0.0% 0.0% 0.0% 0.0% (0.1)% 0.0 % Adjusted Operating ROE(2) 20.2% 16.2% 14.8% 13.2% 13.4% 12.9 % Debt to capital ratio 15% 15% 15% 15% 15% 16% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts)

Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Product Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Pool 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Total $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Origination Purchase $16,802 96% $17,326 92% $34,128 94% $19,284 90% $20,988 88% $21,143 79% $15,500 62% $76,915 79 % Refinance 646 4% 1,497 8% 2,143 6% 2,157 10% 2,984 12% 5,514 21% 9,434 38% 20,089 21 % Total Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Payment Type Monthly $16,169 93% $17,071 91% $33,240 92% $19,395 91% $21,475 90% $24,887 93% $23,358 94% $89,115 92 % Single 1,218 7% 1,690 9% 2,908 8% 1,991 9% 2,431 10% 1,686 7% 1,446 6% 7,554 8 % Other(1) 61 - % 62 - % 123 0% 55 - % 66 - % 84 - % 130 - % 335 - % Total Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % FICO Scores Over 760 $7,981 45% $8,359 45% $16,340 45% $9,401 44% $10,708 45% $11,762 44% $10,520 42% $42,391 44% 740 - 759 2,916 17% 3,085 16% 6,001 17% 3,406 16% 3,830 16% 3,995 15% 3,836 15% 15,067 16% 720 - 739 2,530 15% 2,515 13% 5,045 14% 2,844 13% 3,177 13% 3,467 13% 3,423 14% 12,911 13% 700 - 719 1,917 11% 1,952 10% 3,869 11% 2,257 11% 2,702 11% 3,131 12% 2,979 12% 11,069 11% 680 - 699 1,099 6% 1,316 7% 2,415 7% 1,589 7% 1,875 8% 2,513 9% 2,480 10% 8,457 9% 660 - 679(2) 598 3% 931 5% 1,529 4% 1,106 5% 1,010 4% 1,068 4% 983 4% 4,167 4% 640 - 659 297 2% 486 3% 783 2% 611 3% 504 2% 547 2% 511 2% 2,173 2% 620 - 639 106 1% 173 1% 279 1% 223 1% 166 1% 174 1% 202 1% 765 1% <620 4 - % 6 - % 10 0% 4 - % 0 - % 0 - % 0 - % 4 - % Total Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg FICO 748 746 747 745 747 746 745 746 Loan-To-Value Ratio 95.01% and above $2,177 12% $3,146 17% $5,323 15% $3,660 17% $3,396 14% $2,767 11% $2,241 9% $12,064 12% 90.01% to 95.00% 7,458 43% 6,682 35% 14,140 39% 7,548 35% 8,838 37% 10,758 40% 9,453 38% 36,597 38% 85.01% to 90.00% 5,207 30% 5,620 30% 10,827 30% 6,253 29% 7,454 31% 8,618 32% 8,392 34% 30,717 32% 85.00% and below 2,606 15% 3,375 18% 5,981 16% 3,980 19% 4,284 18% 4,514 17% 4,848 19% 17,626 18 % Total Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg LTV 92% 92% 92% 92% 92% 92% 92% 92 % Debt-To-Income Ratio 45.01% and above $4,067 23% $4,452 24% $8,519 24% $4,977 23% $4,167 17% $3,269 12% $2,566 10% $14,979 15% 38.01% to 45.00% 6,436 37% 6,361 34% 12,797 35% 7,047 33% 7,949 33% 9,204 35% 8,746 35% 32,946 34% 38.00% and below 6,945 40% 8,010 42% 14,955 41% 9,417 44% 11,856 50% 14,184 53% 13,622 55% 49,079 51 % Total Primary $17,448 100% $18,823 100% $36,271 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg DTI 39% 38% 39% 38% 37% 36% 36% 37 % Avg loan size (thousands) $345 $334 $339 $318 $312 $304 $292 $305 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Primary New Insurance Written Metrics (amounts in millions) 3Q Total2Q 1Q2Q 2021 4Q1Q 2022 Total

IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Pool 564 - % 600 - % 641 - % 771 - % 798 - % 841 - % Total $238,127 100% $232,453 100% $227,155 100% $223,235 100% $218,275 100% $211,028 100 % Origination Purchase $192,499 81% $184,080 79% $176,550 78% $169,944 76% $162,832 75% $156,298 74 % Refinance 45,064 19% 47,773 21% 49,964 22% 52,520 24% 54,645 25% 53,889 26 % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Payment Type Monthly $206,361 87% $200,304 86% $194,826 86% $190,702 86% $185,694 85% $177,126 84 % Single 28,945 12% 29,198 13% 29,205 13% 29,013 13% 28,743 13% 29,653 14 % Other(2) 2,257 1% 2,351 1% 2,483 1% 2,749 1% 3,040 2% 3,408 2 % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Book Year 2008 and prior $7,246 3% $7,723 3% $8,196 3% $8,963 4% $9,682 4% $10,500 5% 2009-2014 2,577 1% 2,946 1% 3,369 2% 3,949 2% 4,670 3% 5,570 2% 2015 3,526 1% 3,960 2% 4,488 2% 5,087 2% 5,810 3% 6,729 3% 2016 7,377 3% 8,076 4% 8,997 4% 10,082 4% 11,499 5% 13,213 6% 2017 7,328 3% 8,023 4% 8,962 4% 10,185 5% 11,763 5% 13,817 7% 2018 7,613 3% 8,306 4% 9,263 4% 10,568 5% 12,289 6% 14,618 7% 2019 18,141 8% 19,609 8% 21,730 10% 24,884 11% 28,842 13% 33,430 16% 2020 62,154 26% 65,807 28% 69,963 31% 75,785 34% 82,308 38% 87,599 42% 2021 86,175 37% 88,757 38% 91,546 40% 72,961 33% 50,614 23% 24,711 12% 2022 35,426 15% 18,646 8% 0 - % 0 - % 0 - % 0 - % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,447 100% $210,187 100 % Insurance In-Force (IIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 2Q (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Includes loans with annual and split payment types. 4Q 3Q 2022 1Q

IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $96,625 40% $93,222 40% $89,982 40% $87,073 39% $83,602 38% $79,285 38% 740 - 759 37,853 16% 36,821 16% 35,874 16% 35,177 16% 34,402 16% 33,607 16% 720 - 739 33,263 14% 32,363 14% 31,730 14% 31,374 14% 30,964 14% 30,295 14% 700 - 719 28,136 12% 27,620 12% 27,359 12% 27,371 12% 27,032 12% 26,309 13% 680 - 699 21,221 9% 21,259 9% 21,270 9% 21,458 10% 21,469 10% 20,777 10% 660 -679(2) 10,822 5% 10,805 5% 10,549 5% 10,309 5% 10,191 6% 10,001 5% 640 - 659 6,154 3% 6,188 3% 6,124 3% 6,009 3% 6,008 3% 5,981 3% 620 - 639 2,725 1% 2,774 1% 2,783 1% 2,787 1% 2,838 1% 2,893 1% <620 764 - % 801 - % 843 - % 906 - % 971 - % 1,039 - % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg FICO 743 742 741 741 740 740 Loan-To-Value Ratio 95.01% and above $37,636 16% $36,867 16% $35,455 16% $34,259 15% $33,657 15% $33,757 16% 90.01% to 95.00% 99,303 41% 96,419 42% 95,149 42% 94,888 43% 94,307 44% 92,124 44% 85.01% to 90.00% 67,866 29% 66,226 28% 64,549 28% 63,349 28% 61,234 28% 58,098 28% 85.00% and below 32,758 14% 32,341 14% 31,361 14% 29,968 14% 28,279 13% 26,208 12 % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $38,763 16% $36,428 16% $34,076 15% $31,771 14% $30,794 14% $30,225 14% 38.01% to 45.00% 83,194 35% 80,741 35% 79,147 35% 78,303 35% 76,977 35% 74,674 36% 38.00% and below 115,606 49% 114,684 49% 113,291 50% 112,390 51% 109,706 51% 105,288 50 % Total Primary $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg DTI 37% 37% 37% 37% 37% 37 % Primary persistency 80% 76% 69% 65% 63% 56 % Avg loan size (thousands) $251 $246 $242 $237 $233 $228 Insurance In-Force (IIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Loans with unknown FICO scores are included in the 660-679 category. 2Q 4Q 2022 1Q

RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Pool 89 - % 97 - % 105 - % 117 - % 123 - % 134 - % Total $60,000 100% $58,392 100% $56,986 100% $55,983 100% $54,766 100% $53,000 100 % Origination Purchase $50,449 84% $48,326 83% $46,470 82% $44,871 80% $43,121 79% $41,396 78 % Refinance 9,462 16% 9,969 17% 10,411 18% 10,995 20% 11,522 21% 11,470 22 % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Payment Type Monthly $52,896 88% $51,153 88% $49,614 87% $48,495 87% $47,153 86% $45,009 85 % Single 6,449 11% 6,561 11% 6,658 12% 6,709 12% 6,766 13% 7,049 13 % Other(2) 566 1% 581 1% 609 1% 662 1% 724 1% 808 2 % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Book Year 2008 and prior $1,867 3% $1,991 3% $2,112 3% $2,309 4% $2,494 4% $2,705 5% 2009-2014 687 1% 788 1% 904 2% 1,062 2% 1,260 2% 1,510 3% 2015 943 2% 1,058 2% 1,197 2% 1,355 2% 1,549 3% 1,795 3% 2016 1,964 3% 2,147 4% 2,388 4% 2,676 5% 3,052 6% 3,503 7% 2017 1,922 3% 2,094 4% 2,324 4% 2,631 5% 3,032 6% 3,556 7% 2018 1,922 3% 2,092 4% 2,330 4% 2,656 5% 3,086 6% 3,671 7% 2019 4,575 8% 4,935 8% 5,454 10% 6,239 11% 7,225 13% 8,361 16% 2020 15,763 26% 16,606 28% 17,574 31% 18,965 34% 20,536 37% 21,787 41% 2021 21,384 36% 21,959 38% 22,598 40% 17,973 32% 12,409 23% 5,978 11% 2022 8,884 15% 4,625 8% 0 - % 0 - % 0 - % 0 - % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. (2)Includes loans with annual and split payment types. Risk In-Force (RIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q2Q 3Q 20212022 1Q

RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $24,252 40% $23,326 40% $22,489 40% $21,767 39% $20,908 38% $19,829 37% 740 - 759 9,559 16% 9,267 16% 9,009 16% 8,824 16% 8,628 16% 8,442 16% 720 - 739 8,484 14% 8,224 14% 8,055 14% 7,966 14% 7,879 14% 7,715 15% 700 - 719 7,129 12% 6,974 12% 6,907 12% 6,923 12% 6,848 13% 6,678 13% 680 - 699 5,329 9% 5,334 9% 5,334 9% 5,383 10% 5,385 10% 5,231 10% 660 -679(2) 2,728 5% 2,715 5% 2,638 5% 2,568 5% 2,531 5% 2,484 5% 640 - 659 1,547 3% 1,550 3% 1,530 3% 1,497 3% 1,494 3% 1,485 3% 620 - 639 687 1% 699 1% 702 1% 705 1% 720 1% 734 1% <620 196 - % 206 - % 217 - % 233 - % 250 - % 268 - % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Loan-To-Value Ratio 95.01% and above $10,647 18% $10,379 18% $9,907 17% $9,490 17% $9,228 17% $9,151 17% 90.01% to 95.00% 28,838 48% 27,987 48% 27,608 49% 27,509 49% 27,308 50% 26,637 51% 85.01% to 90.00% 16,517 27% 16,082 27% 15,644 27% 15,322 28% 14,776 27% 13,997 26% 85.00% and below 3,909 7% 3,847 7% 3,722 7% 3,545 6% 3,331 6% 3,081 6 % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Debt-To-Income Ratio 45.01% and above $9,843 16% $9,227 16% $8,631 15% $8,048 14% $7,798 14% $7,643 14% 38.01% to 45.00% 21,058 35% 20,392 35% 19,974 35% 19,773 36% 19,445 36% 18,888 36% 38.00% and below 29,010 49% 28,676 49% 28,276 50% 28,045 50% 27,400 50% 26,335 50 % Total Primary $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (2)Loans with unknown FICO scores are included in the 660-679 category. 2Q 4Q Risk In-Force (RIF) (1) Metrics Excludes Run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. 2022 1Q

2022 2022 2Q 1Q 4Q 3Q 2Q 1Q Average Paid Claim (1) $50.1 $51.6 $27.2 $26.7 $63.1 $54.7 Reserves: Primary direct case(2) $525,948 $590,508 $606,102 $612,754 $588,683 $564,208 All other(2) 32,946 34,771 35,223 34,909 34,838 38,704 Total Reserves $558,894 $625,279 $641,325 $647,663 $623,521 $602,912 Beginning Number of Primary Delinquencies 22,571 24,820 28,904 33,568 41,332 44,904 New delinquencies 7,847 8,724 8,282 7,427 6,862 10,053 Delinquency cures (10,806) (10,860) (11,929) (11,746) (14,473) (13,478) Paid claims (90) (107) (430) (343) (143) (134) Rescissions and claim denials (9) (6) (7) (2) (10) (13) Ending Number of Primary Delinquencies 19,513 22,571 24,820 28,904 33,568 41,332 Primary delinquency rate 2.06% 2.40% 2.65% 3.08% 3.60% 4.48 % Average Reserve Per Primary Delinquency (3) $27.0 $26.2 $24.4 $21.2 $17.5 $13.7 Beginning Direct Primary Case Reserves $590,508 $606,102 $612,754 $588,683 $564,208 $516,863 Paid claims (4,810) (5,617) (11,213) (8,293) (7,377) (5,933) Change in reserves (59,750) (9,977) 4,561 32,364 31,852 53,278 Ending Reserves $525,948 $590,508 $606,102 $612,754 $588,683 $564,208 Incurred Losses(4) Current quarter delinquencies(5) $34,654 $39,220 $37,056 $33,047 $30,301 $43,839 Development of current quarter delinquencies(6) - - - - - - Prior period development (96,217) (49,666) (31,084) 1,077 (298) 11,535 Total Incurred Losses ($61,563) ($10,446) $5,972 $34,124 $30,003 $55,374 Policies in Force (count) 946,891 941,689 937,350 936,934 933,616 922,186 (6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. (dollar amounts in thousands) Excludes Run-off business, which is immaterial to our results Delinquency Metrics (5) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Average paid claim in the fourth and third quarters of 2021 includes payments in relation to agreements on non-performing loans. (2) Primary direct case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves. (3) Primary direct case reserves divided by primary delinquency count. (4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. 2021

Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 6,442 $35 $341 10% 6,586 $35 $340 10% 6,030 $32 $318 10% 4 - 11 payments in default 6,372 122 368 33% 7,360 111 426 26% 12,378 151 717 21% 12 payments or more in default 6,699 369 382 97% 10,874 460 643 72% 15,160 406 914 44 % Total 19,513 $526 $1,091 48% 24,820 $606 $1,409 43% 33,568 $589 $1,949 30 % June 30, 2022 Missed Payment Status Tables Excludes Run-off business, which is immaterial to our results (dollar amounts in millions) June 30, 2021December 31, 2021

Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 10% 2.18% Chicago-Naperville, IL Metro Division 3% 5% 2.94% Texas 8% 8% 2.12% Phoenix, AZ MSA 3% 2% 1.71% 2008 and prior 3% 26% 9.81% 5.58% Florida (3) 8% 8% 2.06% New York, NY Metro Division 3% 8% 4.17% 2009-2014 1% 5% 5.06% 0.73% New York (3) 5% 13% 3.17% Atlanta, GA MSA 2% 3% 2.42% 2015 2% 4% 3.58% 0.78% Illinois (3) 5% 6% 2.53% Washington-Arlington, DC Metro Division 2% 2% 1.98% 2016 3% 7% 3.16% 0.89% Michigan 4% 3% 1.66% Houston, TX MSA 2% 3% 2.86% 2017 3% 9% 3.84% 1.10% Arizona 4% 2% 1.71% Riverside-San Bernardino CA MSA 2% 2% 2.72% 2018 3% 11% 4.70% 1.29% North Carolina 3% 2% 1.67% Los Angeles-Long Beach, CA Metro Division 2% 2% 2.35% 2019 8% 15% 2.81% 1.05% Pennsylvania (3) 3% 3% 2.13% Dallas, TX Metro Division 2% 1% 1.70% 2020 26% 17% 1.33% 0.92% Georgia 3% 3% 2.21% Nassau County, NY 2% 5% 4.25% 2021 36% 6% 0.72% 0.66% All Other States (4) 46% 42% 1.94% All Other MSAs 77% 67% 1.92% 2022 15% 0% 0.14% 0.14% Total 100% 100% 2.06% Total 100% 100% 2.06% Total 100% 100% 2.06% 4.29% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 12% 3.17% Chicago-Naperville, IL Metro Division 3% 4% 3.68% Texas 8% 8% 2.89% Phoenix, AZ MSA 3% 2% 2.36% 2008 and prior 3% 24% 10.54% 5.59% Florida (3) 7% 9% 2.97% New York, NY Metro Division 3% 8% 5.32% 2009-2013 1% 2% 5.54% 0.74% New York (3) 5% 12% 3.80% Atlanta, GA MSA 2% 3% 3.28% 2014 1% 3% 5.51% 0.99% Illinois (3) 5% 6% 3.09% Washington-Arlington, DC Metro Division 2% 2% 2.96% 2015 2% 5% 4.24% 1.04% Michigan 4% 2% 1.87% Houston, TX MSA 2% 3% 3.61% 2016 4% 8% 3.69% 1.16% Arizona 4% 2% 2.31% Riverside-San Bernardino CA MSA 2% 2% 3.42% 2017 4% 10% 4.78% 1.56% North Carolina 3% 2% 2.18% Los Angeles-Long Beach, CA Metro Division 2% 3% 3.95% 2018 4% 13% 5.93% 1.88% Pennsylvania (3) 3% 3% 2.38% Dallas, TX Metro Division 2% 2% 2.31% 2019 10% 19% 3.89% 1.68% Washington 3% 3% 2.98% Nassau County, NY 2% 4% 5.55% 2020 31% 14% 1.50% 1.14% All Other States (4) 47% 41% 2.46% All Other MSAs 77% 67% 2.44% 2021 40% 2% 0.37% 0.36% Total 100% 100% 2.65% Total 100% 100% 2.65% Total 100% 100% 2.65% 4.42% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 12% 4.70% Chicago-Naperville, IL Metro Division 3% 4% 5.09% Texas 8% 8% 4.20% Phoenix, AZ MSA 3% 2% 3.15% 2008 and prior 4% 28% 12.22% 5.62% Florida (3) 7% 9% 4.52% New York, NY Metro Division 3% 8% 7.69% 2009-2013 1% 2% 5.89% 0.81% Illinois (3) 5% 6% 4.13% Atlanta, GA MSA 2% 3% 4.84% 2014 1% 3% 5.65% 1.22% New York (3) 5% 12% 5.10% Washington-Arlington, DC Metro Division 2% 2% 4.86% 2015 3% 5% 4.99% 1.41% Michigan 4% 2% 2.11% Houston, TX MSA 2% 3% 5.54% 2016 6% 8% 4.65% 1.71% Arizona 4% 2% 3.13% Riverside-San Bernardino CA MSA 2% 2% 5.24% 2017 6% 11% 5.84% 2.32% North Carolina 3% 2% 2.99% Los Angeles-Long Beach, CA Metro Division 2% 3% 5.89% 2018 6% 13% 6.98% 2.77% Pennsylvania (3) 3% 3% 3.06% Dallas, TX Metro Division 2% 2% 3.60% 2019 13% 19% 5.01% 2.73% Washington 3% 3% 4.51% Nassau County, NY 2% 4% 8.10% 2020 37% 11% 1.36% 1.18% All Other States (4) 46% 41% 3.22% All Other MSAs 77% 67% 3.23% 2021 23% 0% 0.14% 0.14% Total 100% 100% 3.60% Total 100% 100% 3.60% Total 100% 100% 3.60% 4.61% June 30, 2021 (1) Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. (4) Includes the District of Columbia. Delinquency Performance Excludes Run-off business, which is immaterial to our results June 30, 2022 December 31, 2021

Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $49,668 1% $56,751 1% $58,408 1% $65,117 1% $65,625 1% $70,832 1% Municipals 469,509 10% 508,391 10% 538,453 10% 459,783 9% 408,317 8% 300,104 6% Non-U.S. government 21,120 0% 21,529 - % 22,416 - % 22,758 - % 22,950 1% 30,415 1% U.S. corporate 2,742,523 56% 2,882,497 57% 2,945,303 56% 2,948,106 55% 2,891,598 55% 2,844,775 56% Non-U.S. corporate 618,710 13% 629,795 12% 666,594 13% 712,603 13% 692,068 13% 679,302 13% Other asset-backed 1,007,832 20% 994,121 20% 1,035,165 20% 1,167,700 22% 1,175,909 22% 1,180,700 23% Total available-for-sale fixed maturity securities $4,909,362 100% $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100% Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $441,105 9% $432,633 9% $482,950 9% $485,739 9% $483,513 9% $475,369 9% AA 798,828 16% 839,185 16% 876,294 17% 898,158 17% 841,282 16% 777,345 15% A 1,686,644 34% 1,736,936 34% 1,791,582 34% 1,829,844 34% 1,763,010 34% 1,786,601 35% BBB 1,855,984 38% 1,936,838 38% 1,958,901 37% 2,004,994 37% 2,013,940 38% 1,921,999 38% BB & Lower 126,801 3% 147,492 3% 156,612 3% 157,332 3% 154,722 3% 144,814 3% Total fixed maturity securities $4,909,362 100% $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100% Average duration 3.8 3.8 3.9 3.7 3.6 3.6 Average yield 2.8% 2.7% 2.7% 2.7% 2.8% 2.8% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2021 September 30, 2021 Composition of Investments at Fair Value (amounts in thousands) March 31, 2021June 30, 2022 June 30, 2021March 31, 2022

2021-1 ILN 2019 XOL -2 2019 ILN 2020 XOL 2020 ILN 2021-2 ILN 2021 XOL 2021-3 ILN 2022 XOL -3 2022 XOL -4 2022 XOL -1 2022 XOL -2 1/14-12/18, 4Q'19 Full Year 2019 1/19-9/19 Full Year 2020 1/20-8/20 9/20-12/20 Full Year 2021 1/21-6/21 7/21-12/21 7/21-12/21 Full Year 2022 Full Year 2022 At Closing ($MM) Initial CRT Risk In Force $14,142 $14,456 $10,563 $23,047 $14,909 $8,384 $22,373 $12,141 $10,550 $10,550 $8,708 $8,708 Initial Reinsurance Amount $495 $5 $303 $168 $350 $303 $206 $372 $289 $36 $98 $12 Initial First Loss Retention Layer $212 $361 $238 $691 $522 $189 $671 $304 $317 $264 $261 $218 Initial Attachment % (2) 1.50% 2.50% 2.25% 3.00% 3.50% 2.25% 3.00% 2.50% 3.00% 2.50% 3.00% 2.50 % Initial Detachment % (2) 5.00% 2.98% 6.75% 7.00% 7.00% 7.00% 7.00% 6.75% 7.00% 3.00% 7.00% 3.00% % Of Covered Loss Tier Reinsured 100.00% 7.25% 63.70% 18.25% 67.00% 76.00% 23.00% 72.00% 68.45% 68.45% 28.50% 28.50 % Commencement Date 03/02/21 07/01/19 11/22/19 01/01/20 10/22/20 04/16/21 01/01/21 09/02/21 03/01/22 03/01/22 1/1/2022 1/1/2022 Termination Date 08/25/33 12/31/29 11/26/29 12/31/30 10/25/30 10/25/33 12/31/31 02/25/34 12/31/31 12/31/31 12/31/2032 12/31/2032 Optional Call Date 02/25/26 12/31/26 11/25/26 06/30/27 10/25/27 04/25/28 06/30/28 08/25/28 12/31/28 12/31/28 12/31/2030 12/31/2030 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0 % As of June 30, 2022 ($MM) Current CRT Risk In Force (1) $6,205 $4,526 $2,910 $15,654 $8,567 $6,720 $21,182 $10,674 $10,160 $10,160 $8,708 $8,708 Current Reinsured Amount $200 $1 $19 $86 $119 $285 $197 $372 $283 $36 $98 $12 PMIERs Required Asset Credit (3) $178 $1 $7 $83 $59 $245 $189 $333 $275 $35 $94 $12 Current Attachment % (2) 3.41% 7.95% 8.13% 4.42% 6.09% 2.81% 3.17% 2.84% 3.12% 2.60% 3.00% 2.50 % Current Detachment % (2) 6.64% 8.17% 9.17% 7.43% 8.16% 8.38% 7.21% 7.68% 7.19% 3.12% 6.94% 3.00 % Enact Claims Paid $0 $2 $1 $0 $0 $0 $0 $0 $0 $0 $0 $0 Incurred Losses Ever To Date (4) $24 $78 $55 $88 $48 $17 $30 $17 $7 $7 $2 $2 Remaining First Loss Retention Layer $212 $360 $237 $691 $522 $189 $671 $304 $317 $264 $261 $218 Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 (amounts in millions) Credit Risk Transfer Transaction Summary 1 The Total Primary Risk In Force Is $59.9B And The Total Current Risk In Force Covered By A CRT Is $55.8B; 2 Attachment % And Detachment % Are The Aggregate Loss Amounts As A Percentage Of Risk In Force At Which The Reinsurer Begins And Stops Paying Claims Under The Policy; 3 Current PMIERs Required Asset Credit Considers The Counterparty Credit Haircut; 4 Incurred Losses Ever To Date Shown Does Not Include IBNR Or Loss Adjustment Expenses; Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

2Q 1Q 4Q 3Q 2Q 1Q COMBINED STAT: Statutory policyholders' surplus $1,277 $1,442 $1,397 $1,558 $1,567 $1,557 Contingency reserves 3,297 3,168 3,042 2,914 2,783 2,652 Combined statutory capital $4,574 $4,610 $4,439 $4,472 $4,350 $4,209 Adjusted RIF(1) $57,407 $55,512 $54,201 $52,752 $51,436 $49,347 Combined risk-to-capital ratio ("RTC") 12.6 12.0 12.2 11.8 11.8 11.7 EMICO(2) STAT: Statutory policyholders' surplus $1,226 $1,390 $1,346 $1,508 $1,487 $1,477 Contingency reserves 3,294 3,167 3,041 2,913 2,782 2,652 EMICO statutory capital $4,520 $4,557 $4,387 $4,421 $4,269 $4,129 Adjusted RIF(1) $57,169 $55,321 $54,033 $52,608 $51,312 $49,249 EMICO risk-to-capital ratio 12.6 12.1 12.3 11.9 12.0 11.9 PMIERs Available Assets(3) $5,147 $5,222 $5,077 $5,126 $4,926 $4,769 PMIERs Gross Required Assets(3) (4,789) (4,855) (4,868) (5,006) (5,151) (5,302) PMIERs Reinsurance Credit 1,511 1,622 1,404 1,597 1,406 1,285 PMIERs COVID-19 Haircut 178 272 390 570 760 1,012 PMIERs Net Required Assets ($3,100) ($2,961) ($3,074) ($2,839) ($2,985) ($3,005) Available Assets Above PMIERs Requirements(3) $2,047 $2,261 $2,003 $2,287 $1,941 $1,764 PMIERs Sufficiency Ratio(3) 166% 176% 165% 181% 165% 159% (3)The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%. 2021 Capital & PMIERs (dollar amounts in millions) (1) Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. (2) Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary. 2022